UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Grid Dynamics Holdings, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! GRID DYNAMICS HOLDINGS, INC. 2026 Annual Meeting Vote by December 21, 2026 11:59 PM ET GRID DYNAMICS HOLDINGS, INC. 6100 BUILDING CANYON ROAD, SUITE 465 SAN RAMON, CA 94583 You invested in GRID DYNAMICS HOLDINGS, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on December 22, 2026. Get informed before you vote View the Notice Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to December 08, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* December 22, 2026 7:30 AM PST Virtually at: www.virtualshareholdermeeting.com/GDYN2026 *Please check the meeting materials for any special requirements for meeting

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Class I Directors to hold office until the 2029 annual meeting of stockholders or until their successors are elected and qualified. Nominees: 01) Leonard Livschitz 02) Marina Levinson 03) Shuo Zhang For 2. The ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026. For 3. The approval, on a non-binding advisory basis, of the compensation of our named executive officers. For NOTE: The proxy holders will vote, in their discretion, on any other business as may properly come before the meeting or any adjournments or postponements thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".